RELEASE AND SETTLEMENT AGREEMENT

This **RELEASE AND SETTLEMENT AGREEMENT** (this "***Agreement***") is made effective as of the latter signature date hereof (the "***Effective Date***") by and among American Tower Management, LLC; American Tower Delaware Corporation; UniSite LLC; SpectraSite Communications, LLC; American Towers LLC; American Tower Asset Sub, LLC; Central States Tower Holdings, LLC; DCS Tower Sub, LLC; GTP Towers I, LLC; GTP Acquisition Partners II, LLC; ATC Sequoia, LLC; GrainComm III; InSite Wireless Group, LLC; and InSite Towers Development, LLC (collectively, the "***American Tower Plaintiffs***"), on the one hand; and TPT SPEEDCONNECT LLC, a Colorado limited liability company, TPT SC Inc, and TPT Global Tech Inc. (collectively, "***Speedconnect***"), on the other hand. Speedconnect and the American Tower Plaintiffs are, collectively, sometimes referred to herein as the "***Parties***" and, individually, as a "***Party***."

RECITALS

A. Whereas, Speedconnect has been or is currently a party to numerous telecommunications tower leases and/or licenses with the American Tower Plaintiffs for the use of telecommunication towers located at multiple sites (the "***Communications Facilities***"). The Parties intend this Agreement to apply to any and all licenses and leases between the Parties at any time, including any prior or current tower licenses or leases and any licenses or leases between any subsidiary, affiliate, or predecessor entities of any of the Parties (collectively the "***Tower Licenses***").

B. Whereas, numerous disputes have arisen between the Parties relating to the Tower Licenses, including disputes relating to the current status of the various Tower Licenses and the amounts currently owed, if any, by SpeedConnect to the American Tower Plaintiffs. For purposes of this Agreement, any and all disputes between the Parties regarding the Tower Licenses are hereby referred to as the "***Claims***."

C. Whereas, on May 25, 2023, the American Tower Plaintiffs filed a complaint (the "***Complaint***") against TPT Speedconnect LLC in the U.S. District Court for the District of Colorado, Case No. 1:23-CV_01336 (the "***Litigation***"). Default Judgment against Speedconnect was entered in the Litigation on June 11, 2024 awarding the American Tower Plaintiffs 1) damages in the amount of $2,914,831.31; 2) authority to terminate power to, remove, and dispose of the Speedconnect Equipment (as defined herein) located at 60 sites that are the subject of the Litigation (as defined herein); and 3) rendering the judgment enforceable against any affiliated entity or assign that received or retained Speedconnect's assets (the "***June 11, 2024 Order***").

D. Whereas, the Parties desire to terminate certain fifty-eight (58) licenses (the "***Terminated Licenses***") of the sixty-nine (69) licenses[1] that are the subject of the Claims,[2] which Terminated Licenses are listed in **Exhibit C**, attached hereto.

E. Whereas, the Parties desire to ratify and affirm eleven (11) licenses (the "***Reaffirmed Licenses***") of the sixty-nine (69) licenses that are the subject of the Claims, which Reaffirmed Licenses are listed in **Exhibit D**, attached hereto.

F. Whereas, the Parties currently dispute that all of Speedconnect's equipment, including but not limited to mounts (the "***Speedconnect Equipment***") has been removed from the Terminated Licenses' Communication Facilities; and

G. Whereas, the Parties wish to dismiss the Litigation with prejudice, and to instead enter into this Agreement and a Confession of Judgment to resolve the Claims.

NOW, THEREFORE, in consideration of the promises, covenants, provisions, payments and mutual agreements set forth in this Agreement, none of which shall constitute an admission of liability or admission against interest, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which the Parties expressly acknowledge, the Parties hereby agree and covenant as follows:

1. **Recitals.** The recitals set forth above are hereby incorporated in and made a part of this Agreement.

2. **Settlement Payment**: Speedconnect agrees it owes the American Tower Plaintiffs the sum of Two Million, Eighty-Five Thousand Dollars and 00/100 cents ($2,085,000.00) as of the Effective Date of this Agreement. This sum represents (a) rent amounts that would otherwise be due and owing from Speedconnect to the American Tower Plaintiffs, for which the American Tower Plaintiffs are willing to accept One Million Dollars and 00/100 cents ($1,000,000.00); plus (b) the American Tower Plaintiff attorneys' fees of Eighty-Five Thousand Dollars and 00/100 cents ($85,000.00) as of the Effective Date of this Agreement; plus (c) One Million Dollars and 00/100 cents ($1,000,000) for the cost to remove the Speedconnect Equipment at fifty (50) Communications Facilities,[3] at Twenty-Thousand Dollars and 00/100 cents ($20,000.00) per Communications Facility, subject to Paragraphs 5 and 6 herein (collectively, the "***Settlement Payment***"). In an acknowledgement of the amount owed to the American Tower Plaintiffs and in an effort to pay the American Tower Plaintiffs, Speedconnect shall cause to be listed, and TPT Global Tech, Inc. shall list, the total amount of the Settlement Payment as debt owed to ATC TOWER SERVICES LLC on the Form S-1 of TPT Global Tech Inc., which TPT Global Tech, Inc. will file an amended Form S-1 with the SEC no later than September 30, 2024 (which exact date of issuance shall hereinafter be

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[1] The American Tower Plaintiffs sent Speedconnect a Notice of Termination dated January 19, 2022 which terminated the sixty-nine (69) licenses pursuant to their own terms, effective as of the dates described in the letter, attached hereto as **Exhibit A**. The Parties acknowledge and agree that, to the best of their knowledge, the Speedconnect Equipment (as defined herein) has been removed from seven (7) sites (the "***Previously Terminated Licenses***"), which are listed in **Exhibit B**, attached hereto. As of the Effective Date, any Speedconnect Equipment remaining on these seven (7) sites shall be deemed conclusively and absolutely abandoned by Speedconnect and anyone claiming by, through, or under Speedconnect. The American Tower Plaintiffs shall have the right to remove and dispose of such Speedconnect Equipment from these seven (7) sites in any manner the American Tower Plaintiffs so elect. The releases described in Paragraph 6 of this Agreement shall apply to these seven (7) sites.

[2] Although sixty-nine (69) sites are subject to the Claims, only sixty (60) are subject of the Litigation. Notwithstanding the foregoing, the Parties seek to resolve their disputes with respect to all sixty-nine (69) sites that are the subject of the Claims.

[3] The American Tower Plaintiffs are willing to waive the cost to remove Speedconnect's equipment at one (1) Communications Facility.

referred to as "***Issuance Date***"). Thereafter Speedconnect shall be required to pay the Settlement Payment to the American Tower Plaintiffs out of proceeds from TPT Global Tech's issuance of securities in accordance with Federal securities laws.

Payment under this section shall be made by wire transfer as follows:

Bank Routing Number: 021000021
SWIFT Code: CHASUS33
General Bank Reference Address: JPMorgan Chase New York, NY 10017

Upon Speedconnect's satisfaction of its obligations herein, the American Tower Plaintiffs will move to vacate the June 11, 2024 Order and thereafter, seek to dismiss the Litigation with prejudice.

3. **Failure to Pay.** If Speedconnect fails to pay the full Settlement Payment by the end of December 31, 2024, the Parties agree that the American Tower Plaintiffs shall be entitled to file, and cause to be entered, a confession of judgment (the "***Confession of Judgment***"), the fully executed version of which is attached hereto as **Exhibit E**, for the remaining amount owed of the Settlement Payment (the "***Remainder***"). By way of example, if Speedconnect pays only Two Hundred Thousand Dollars and 00/100 cents ($200,000.00) of the Settlement Amount to the American Tower Plaintiffs by December 31, 2024 but removes none of the Speedconnect Equipment, then the Remainder shall be calculated as follows: One Million Dollars and 00/100 cents ($1,000,000.00) + the American Tower Plaintiffs attorneys' fees of Eighty-Five Thousand Dollars and 00/100 cents ($85,000.00) + One Million Dollars and 00/100 cents ($1,000,000) for the Removal obligation (discussed herein) minus Two Hundred Thousand Dollars and 00/100 cents ($200,000.00), which equals One Million, Eight Hundred Eighty-Five Thousand Dollars and 00/100 cents ($1,885,000.00). If Speedconnect pays the Settlement Payment on or before December 31, 2024, all Parties agree Speedconnect's obligations under this Agreement shall be fulfilled. The Reaffirmed License obligations in Paragraph 4, below, will remain separate and are not a required obligation under this Agreement for the Claims filed by the American Tower Plaintiffs in the Litigation to be fully satisfied.

4. **Terminated Licenses**. The fifty-eight (58) Terminated Licenses will terminate September 1, 2024, subject to Paragraph 5 herein (the "***Effective Termination Date***"). Speedconnect acknowledges that as of the Effective Termination Date, Speedconnect surrenders any and all rights granted under the Terminated Licenses to Speedconnect in accordance with the provisions of those Terminated Licenses, except as hereinafter provided. Notwithstanding the foregoing, the American Tower Plaintiffs and Speedconnect agree and acknowledge that the terms of each Tower License, inclusive of the requirement to pay fees, shall continue to govern until the Effective Termination Date. The Parties further agree that the removal obligations in each Tower License remain in effect until all of Speedconnect's equipment has been removed. For the avoidance of doubt, the eleven (11) Reaffirmed Licenses remain active, and Speedconnect shall be obligated to pay license fees and/or rents in connection with those Reaffirmed Licenses commencing July 1, 2024, pursuant to the terms of the existing Tower Licenses governing those eleven (11) Communications Facilities.

5. **Removal of Equipment and Release**: It is Speedconnect's position that it has removed all of the Speedconnect Equipment from every single Communications Facility occupied pursuant to the Terminated Licenses. Notwithstanding the foregoing, Speedconnect shall have from the Effective Date of this Agreement until September 1, 2024 to remove any remaining equipment (the "***Removal***"). In no instance shall the Removal extend beyond September 1, 2024. Such Removal shall be done pursuant to the existing

obligations in the Terminated Licenses, which are listed in Exhibit C and incorporated by reference[4] as follows:

> **Installation and Approved Vendors.** Prior to the commencement of any Work (including but not limited to Removal) on the Tower Facility, Licensee shall submit to Licensor for review and approval, which approval shall not be unreasonably withheld, detailed plans and specifications accurately describing all aspects of the proposed Work. Licensee shall provide notice to Licensor no less than 5 days prior to the date upon which Licensee intends to commence Work at the Tower Facility, together with a construction schedule, so Licensor has the opportunity to be present during any such Work. Licensee shall not commence Work on the Tower Facility until Licensor issues to Licensee a NTP. Licensor shall issue a NTP only upon request from Licensee and receipt of the following complete and accurate documentation: ... (1) evidence that Licensee has obtained all required governmental approvals including, but not limited to, zoning approvals, building permits, and any applicable environmental approvals including copies of the same; (2) a copy of the plans and specifications that have been approved by Licensor for the proposed equipment installation; **(3) evidence that any party, other than Licensor but including Licensee, that will be performing the Work are on Licensor's approved vendor list, with valid and current worker's compensation and** general liability insurance certificates on file with Licensor naming Licensor as an additional insured and which otherwise satisfy the insurance coverage requirements set forth in Subsection 15(d) of this Agreement; and (4) a construction schedule. ... Notwithstanding anything to the contrary in this Agreement, Licensor reserves the right, in its sole discretion, to refuse to permit any person or company to climb the Tower.

6. Any equipment remaining as of September 1, 2024, at any of the Communications Facilities at issue in the Terminated Licenses or the Previously Terminated Licenses pursuant to Paragraph 5 above shall be considered abandoned and, in exchange for the Removal Payments discussed herein, may be removed by the American Tower Plaintiffs at their sole discretion following the American Tower Plaintiffs' receipt of an executed Bill of Sale, the fully executed version of which is attached hereto as **Exhibit F**, but in no circumstance shall American Tower Plaintiffs exercise their rights pursuant to the Bill of Sale prior to September 1, 2024. The remaining Speedconnect Equipment occupying the Communication Facilities pursuant to the Terminated Licenses shall not be recoverable or accessible by Speedconnect after September 1, 2024. No later than September 1, 2024, Speedconnect must provide proof of Removal in the form of paid invoices and/or photos for each Communications Facility for which obligation Speedconnect seeks to be discounted from the total amount to be listed in the S-1. As outlined in Paragraph 2 above, Speedconnect agrees to cause to be listed, and to pay, to the American Tower Plaintiffs in the amount of Twenty-Thousand Dollars and 00/100 cents ($20,000.00) for each such Communications Facility where Speedconnect Equipment remains as of September 1, 2024 (which payment is separate and apart from the rental portion or attorney fee portion of the Settlement Payment) and shall represent the cost to the American Tower Plaintiffs of modifying whatever portion of equipment on the fifty-seven (57) Terminated Licenses that remains, to relieve Speedconnect of its obligations to remove the Speedconnect Equipment from each site associated with those fifty-seven (57) Terminated Licenses ("***Removal Payments***," and each a "***Removal Payment***"). Each Removal Payment shall be deemed earned upon receipt by the American Tower Plaintiffs. For the avoidance of doubt, Speedconnect shall remain responsible for the removal of the Speedconnect Equipment pursuant to the respective Tower Licenses for any Tower Licenses which are not one of the Terminated Licenses (*i.e.*, the Reaffirmed Licenses). Speedconnect, for itself and its respective shareholders, officers, directors, managers, members, representatives, agents, servants, employees,

[4] Defined terms in Paragraph 5 are as defined in the Terminated Licenses, except to the extent any defined terms are defined herein.

partners, principals, parents, subsidiaries, affiliates, predecessors, guarantors, attorneys, insurers, successors, and assigns, and any person or entity claiming any right derivative of them (collectively, the "***Speedconnect Releasing Parties***"), agrees to and hereby releases any and all claims relating to or arising from the American Tower Plaintiffs' removal of any of the Speedconnect Equipment at any site for which the Parties have entered into a Terminated License. The American Tower Plaintiffs, for themselves and their respective shareholders, officers, directors, managers, members, representatives, agents, servants, employees, partners, principals, parents, subsidiaries, affiliates, predecessors, guarantors, attorneys, insurers, successors, and assigns, and any person or entity claiming any right derivative of them (collectively, the "***American Tower Releasing Parties***"), agree to and hereby release any and all claims relating to or arising from the American Tower Plaintiffs' removal of any of the Speedconnect Equipment at any site for which the Parties have entered into a Terminated License.

Further, each party herein does hereby unconditionally, knowingly, and completely remise, release, and forever discharge the other Party(ies), together with each Party's/(ies') past and present parent companies, predecessors, subsidiaries, affiliates, agents, employees, officers, directors, partners, related entities, stockholders, members, managers, tenants, licensees, sublessees, sublessors, contractors, lenders, insurers, attorneys, heirs, successors, and assigns and all other persons acting on behalf of or claiming for any Party of and from any and all claims, lawsuits, liabilities, demands, obligations, actions and/or causes of action, and debts and fees of any kind or character whatsoever, including any claim for attorneys' fees, interest, or costs of litigation, whether at law or in equity, whether known or unknown, whether asserted or unasserted, which the Parties had and/or have up to and through the Effective Date of this Agreement, arising out of or in any way related to any conduct or any alleged acts or omissions of any nature whatsoever, relating in any manner whatsoever to the Claims and/or the Litigation, save and except the Parties' obligations under this Agreement, subject to the following:

It is specifically contemplated by the Parties that each also acknowledges this general release extends to all claims between the Parties herein and to all claims that each party may have, known or unknown, at the time of entering into this agreement; or does not know or suspect to exist in his or her favor at the time of executing the release, that if known by him or her, would have materially affected his or her intention and desire to enter into this settlement with the other Party. For the avoidance of doubt, this release does not apply to rights and obligations under the Reaffirmed Licenses or to surviving rights and obligations under this Agreement, including but not limited to Speedconnect's obligations to remove Speedconnect Equipment from the Terminated Licenses' Communication Facilities, as set forth in Paragraphs 5 and 6 herein, or the Confession of Judgment.

7. Each undersigned individual, by his or her signature below, hereby represents and warrants that he or she is of legal age, legally competent to execute this Agreement, and fully authorized by the Party on whose behalf he or she signs this Agreement with the right, power, and authority to execute, enter into and deliver this Agreement and to perform its obligations hereunder on behalf of such Party. Each Party hereby further represents and warrants to each of the other Parties that: (i) the execution and delivery of this Agreement have been authorized by all necessary corporate and/or company authorizations of such Party; (ii) no other proceedings or actions by such Party are necessary to authorize the execution and delivery of this Agreement or to carry out the transactions contemplated herein; (iii) no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement by such Party or the consummation by such Party of the transactions contemplated in this Agreement; and (iv) this Agreement constitutes a valid and binding obligation of such Party.

8. This Agreement, including all Exhibits to it, represents and constitutes a full and final settlement of disputed Claims and of all liabilities claimed and denied to the extent provided herein and nothing in this

Agreement shall be construed as or shall be an admission of liability, obligation, or wrongdoing whatsoever by any Party.

9. The Parties agree that the negotiations of this Agreement, all terms of this Agreement, and the Agreement itself are confidential. The Parties shall keep confidential and shall not disclose any of the terms, provisions, substance or contents of this Agreement, except (i) those terms and provisions hereof that each of the Parties determines are necessary to share with its directors, officers, partners, employees, legal counsel, auditors, and/or accountants in connection with the negotiation, execution and/or delivery of this Agreement; (ii) those nonfinancial terms hereof that each of the Parties determines are necessary to share with its lessors, lessees, sublessors, sublessees, licensors, licensees, sublicensors, and/or sublicensees in connection with the negotiation, execution, and/or delivery of this Agreement; (iii) as otherwise required by applicable law, valid court order, regulation, or rule of any governmental authority; (iv) for tax related purposes; (v) to enforce rights under this Agreement; or (vi) if mutually agreed by all Parties in advance and in writing.

10. This Agreement shall be governed by, construed, interpreted, applied, and enforced in accordance with the laws of Colorado, without regard to the conflicts of laws principles of such state or commonwealth.

11. The Parties each represent and warrant that there have been no representations or promises made by the other upon which either has relied in connection with this Agreement, other than what is set forth herein in writing. This Agreement, including any exhibits, constitutes the Parties' final and entire agreement on the matters expressed herein and supersedes all prior negotiations, discussions, representations, or agreements regarding settlement of the Claims and Litigation resolved by this Agreement.

12. This Agreement may be executed in several counterparts, and all so executed shall constitute one Agreement, binding on all the Parties, even though all of the Parties are not signatories to the original or the same counterpart. Furthermore, the Parties may execute and deliver this Agreement by electronic means such as .pdf or similar format. Each of the Parties agrees that the delivery of the Agreement by electronic means shall have the same force and effect as delivery of original signatures and that each of the Parties may use such electronic signatures as evidence of the execution and delivery of the Agreement by all Parties to the same extent as an original signature.

13. No change, amendment, or modification to or of this Agreement shall be valid unless it is in writing and signed by all of the Parties.

14. Each term and provision of this Agreement is intended to be severable. If any term or provision of this Agreement is deemed or determined to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of any other term or provision of this Agreement unless the essential purposes of the Parties are thereby frustrated.

15. The Parties recognize and agree that the terms and provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns, if any, of the Parties.

16. By execution hereof, each Party represents, covenants, and warrants to each of the other Parties that such Party is the exclusive owner and holder of the Claims released herein, and that no Claim released herein has previously been conveyed, assigned, or in any manner transferred, in whole or in part, by such Party to any third party.

17. The Parties fully understand that if any fact concerning the Claims giving rise to this Agreement should be found other than or different from the facts now believed to be true, the Parties expressly accept and assume the risk of such possible difference in facts and agree that this Agreement shall be and will remain in effect notwithstanding any such difference of facts.

18. The Parties agree to cooperate in taking any and all steps necessary to give full force and effect to this Agreement, and to execute any and all additional documents necessary to effectuate the terms and conditions of this Agreement.

THE UNDERSIGNED HAVE HAD THE FULL, COMPLETE, AND UNRESTRICTED RIGHT TO HAVE EACH AND EVERY PARAGRAPH, TERM, AND/OR PROVISION OF THIS AGREEMENT AND EACH AND EVERY RESULT AND CONSEQUENCE OF ITS EXECUTION BY THE UNDERSIGNED FULLY EXPLAINED TO THE UNDERSIGNED BY COMPETENT AND EXPERIENCED LEGAL COUNSEL SELECTED AND RETAINED SOLELY BY THE UNDERSIGNED. THE UNDERSIGNED HAVE CAREFULLY READ THIS AGREEMENT AND ANY EXHIBIT ATTACHED HERETO; FULLY UNDERSTAND THE CONTENTS THEREOF; FULLY, FREELY, AND VOLUNTARILY AGREE TO AND ACCEPT EACH AND EVERY PARAGRAPH, TERM, AND/OR PROVISION CONTAINED IN THIS AGREEMENT, AND FULLY, FREELY, AND VOLUNTARILY AGREE TO AND ACCEPT THE AGREEMENT AS BINDING UPON THE UNDERSIGNED FOR ANY AND ALL PURPOSES WHATSOEVER.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, each Party has executed, or has caused its duly authorized representative to execute, as applicable, this Agreement as of the Effective Date.

American Tower Management, LLC,
a Delaware limited liability company

By: Richard L. Rossi
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Joseph Spallone
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

American Tower Delaware Corporation, a
Delaware corporation

By: Richard L. Rossi, Jr.
Name: Richard Rossi
Title: SVP & General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Joseph Spallone
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

UniSite LLC, a Delaware limited liability company

By: Richard C. Rossi, Jr.
Name: Richard Rossi
Title: SVP & General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Joseph Spallone
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

SpectraSite Communications, LLC,
a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029
[SEAL]

[SIGNATURES CONTINUE ON NEXT PAGE]

American Towers LLC, a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
[SEAL]
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

American Tower Asset Sub, LLC,
a Delaware limited liability company

By: Richard C. Rossi, Jr.
Name: Richard Rossi
Title: SVP & General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

Central States Tower Holdings, LLC,
a Delaware limited liability company

By: Richard C. Rossi, Jr.
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Joseph Spallone
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

DCS Tower Sub, LLC, a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SEAL]

[SIGNATURES CONTINUE ON NEXT PAGE]

GTP Towers I, LLC, a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP, General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL] JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/202

[SIGNATURES CONTINUE ON NEXT PAGE]

GTP Acquisition Partners II, LLC, a
Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP & General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL] JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

ATC Sequoia, LLC, a Delaware limited liability company

By: Richard C. Rossi Jr.
Name: Richard Rossi
Title: SVP, General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Joseph Spallone
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029
[SEAL]

[SIGNATURES CONTINUE ON NEXT PAGE]

GrainComm III, LLC, a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

InSite Wireless Group, LLC, a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP & General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL]

JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

InSite Towers Development, LLC,
a Delaware limited liability company

By: [signature]
Name: Richard Rossi
Title: SVP; General Counsel, U.S. Tower

Date: 6-25-24

ACKNOWLEDGEMENT

Commonwealth of Massachusetts

County of Middlesex

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared Rich Rossi, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: Joseph Spallone
My commission expires: 10/26/29

[SEAL] JOSEPH SPALLONE, JR.
NOTARY PUBLIC
COMMONWEALTH OF MASSACHUSETTS
MY COMMISSION EXPIRES 10/26/2029

[SIGNATURES CONTINUE ON NEXT PAGE]

TPT SPEEDCONNECT LLC, a Colorado limited liability company

By: [signature]
Name: RICK EBERHARDT
Title: CEO
6-25-24
Date: ______________________

ACKNOWLEDGEMENT

State of CALIFORNIA

County of San Diego

On this 25th day of June, 2024, before me, the undersigned Notary Public, personally appeared RICHARD EBERHARDT, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Notary Public
Print Name: REKHA KOTHARI NOTARY PUBLIC
My commission expires: Aug 28, 2025

REKHA KOTHARI
Notary Public - California
San Diego County
Commission # 2370797
My Comm. Expires Aug 28, 2025

[SEAL]

[SIGNATURES CONTINUE ON NEXT PAGE]

TPT SC Inc., a Colorado corporation

By: [signature]
Name: RICK EBERHARDT
Title: CEO
6-25-24

Date: 6-25-24

ACKNOWLEDGEMENT

A notary public or officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of CALIFORNIA

County of San DIEGO

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared RICHARD EBERHARDT, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]

Notary Public
Print Name: REKHA KOTHARI NOTARY PUBLIC
My commission expires: Aug, 28, 2025

REKHA KOTHARI
Notary Public - California
San Diego County
Commission # 2370797
My Comm. Expires Aug 28, 2025

[SEAL]

TPT Global Tech Inc.., a Florida corporation

By: [signature]
Name: RICK EBERHARDT
Title: CEO

Date: 6-25-24

ACKNOWLEDGEMENT

A notary public or officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of CALIFORNIA

County of San Diego

On this 25 day of June, 2024, before me, the undersigned Notary Public, personally appeared RICHARD EBERHARDT, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s) or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]

Notary Public
Print Name: REKHA KOTHARI NOTARY PUBLIC
My commission expires: Aug. 28, 2025

REKHA KOTHARI
Notary Public - California
San Diego County
Commission # 2370797
My Comm. Expires Aug 28, 2025

[SEAL]